Exhibit 10.47
FIRST AMENDMENT TO LEASE (NON-CPLV)
THIS FIRST AMENDMENT TO LEASE (NON-CPLV) (this “First Amendment”), is made as of December 22, 2017, by and among the entities listed on Schedule A attached hereto (collectively, and together with their respective successors and assigns, “Landlord”), and CEOC, LLC, a Delaware limited liability company, and the entities listed on Schedule B attached hereto (collectively, and together with their respective successors and assigns, “Tenant”).
RECITALS
A.Landlord and Tenant are parties to that certain LEASE (NON-CPLV) dated as of October 6, 2017 (the “Lease”). Capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Lease;
B.Pursuant to that certain Purchase and Sale Agreement dated as of November 29, 2017, Vegas Development LLC, a Delaware limited liability company (“Seller”), intends to sell and convey to Eastside Convention Center, LLC, a Delaware limited liability company (“Buyer”), and Buyer desires to purchase and acquire all of the equity in the owner of that certain parcel of real property and the buildings and other improvements, if any, constructed thereon, having the following Clark County Assessor Parcel Numbers: 162-16-410-060 through 162-16-410-089, inclusive, located in Clark County, Nevada (collectively, the “Eastside Property”);
C.The Eastside Property is part of the “Land”;
D.The Eastside Property is part of the “Las Vegas land assemblage”;
E.Buyer intends to develop certain improvements on the Eastside Property and other portions of the “Las Vegas land assemblage”;
F.As set forth in the minutes of the June 14-15, 2017 meeting, the Iowa Racing and Gaming Commission (“IRGC”) unanimously approved the Lease as presented.
G.The Parties recently realized that Harveys BR Management Company, Inc. (“Harveys BR Management”) was not identified as a party to the Lease when it was previously submitted to the Iowa Racing and Gaming Commission for approval in June, 2017.
H.The Parties now desire to amend the Lease to remove the Eastside Property from the “Land” and the “Las Vegas land assemblage”, address certain scrivener’s errors in a certain exhibit and schedule and such other items as more particularly described herein, and, out of an abundance of caution, confirm that the inclusion of Harveys BR Management is subject to approval by the IRGC and work together in good faith to obtain the approval.
NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Parties do hereby stipulate, covenant and agree as follows:
1.Removal of Eastside Property.
(a)    Exhibit B of the Lease is hereby deleted in its entirety and is replaced with Exhibit B attached hereto.
(b)    Exhibit F of the Lease is hereby deleted in its entirety and is replaced with Exhibit F attached hereto, which for purposes of clarification removes from the legal descriptions of the “Las Vegas land assemblage” the Eastside Property.
2.Corrections
(a)Rows numbered 1 and 2 of Exhibit A of the Lease are hereby deleted in their entirety and are replaced with rows numbered 1 and 2 set forth on Exhibit A attached hereto.
(b)Schedule 1 of the Lease is hereby deleted in its entirety and is replaced with Schedule 1 attached hereto.
(c)The definition of “Intercreditor Agreement” in the Lease is hereby deleted in its entirety and replaced with the following:
““Intercreditor Agreement”: That certain Intercreditor Agreement, dated as of the date hereof, by and among Landlord, Credit Suisse AG, Cayman Islands Branch, as Credit Agreement Collateral Agent (as defined therein), each additional Tenant Financing Collateral Agent (as defined therein) that becomes a party thereto pursuant to Section 9.6 thereof, Tenant and Wilmington Trust, National Association, as collateral agent for the First Lien Secured Parties, Wilmington Trust, as Authorized Representative for the Credit Agreement Secured Parties and UMB Bank, National Association, as Authorized Representative for the Initial Other First Lien Secured Parties and Wilmington Trust, National Association as Credit Agreement Agent, UMB Bank, National Association as Initial Other First Priority Lien Obligations Agent and UMB Bank, National Association, as trustee under the Second Priority Senior Secured Notes Indenture and as collateral agent under the Collateral Agreement (Second Lien) dated as of October 6, 2017, among the Issuers, certain other Grantors and the Trustee in respect of the Second Priority Senior Secured Notes Indenture, each as lender under the Landlord Financing Agreement (as defined therein), and any Fee Mortgagee that becomes a party thereto in accordance with Section 31.1 hereof.”
3.Inclusion of Harveys BR Management as Party to the Lease.
The Parties hereby acknowledge and agree that the inclusion of Harveys BR Management as a party to the Lease is subject to the approval of the IRGC to the extent not previously approved by the IRGC’s public meeting on June 15, 2017. The Parties agree to work together in good faith to obtain such approval at the IRGC’s public meeting on January 5, 2018.
4.Amendment to Memorandum of Lease. In connection with this First Amendment, Landlord and Tenant will cause to be executed and delivered an amendment to that certain Memorandum of Lease dated as of October 6, 2017, and recorded in the Office of the County Recorder of Clark County, Nevada, on October 12, 2017, Instrument No. 20171012-0001186, in substantially the form as Exhibit C, attached hereto.
5.Amendment to Financing Statement. In connection with this First Amendment, Landlord authorizes any Tenant to file an amendment to that certain UCC Financing Statement filed on October 30, 2017, in the Clark County Real Estate Records, in which certain Landlord Parties were named as the “Secured Party” therein, which amendment shall remove the Eastside Property from the Collateral described in such financing statement.
6.Reaffirmation. Landlord and Tenant acknowledge and agree that the Lease, as amended herein, constitutes the entire agreement by and between Landlord and Tenant relating to the Leased Property, and supersedes any and all other agreements written or oral between the Parties hereto. Furthermore, except as modified herein, all other covenants and provisions of the Lease shall remain unmodified and in full force and effect.
7.Miscellaneous.
a.This First Amendment shall be construed according to and governed by the laws of the jurisdiction(s) which are specified by the Lease without regard to its conflicts of law principles. The Parties hereby irrevocably submit to the jurisdiction of any court of competent jurisdiction located in such applicable jurisdiction in connection with any proceeding arising out of or relating to this First Amendment.
b.If any provision of this First Amendment is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this First Amendment will remain in full force and effect.
c.Neither this First Amendment nor any provision hereof may be changed, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such change, modification, waiver, waiver, discharge or termination is sought.
d.The paragraph headings and captions contained in this First Amendment are for convenience of reference only and in no event define, describe or limit the scope or intent of this First Amendment or any of the provisions or terms hereof.
e.This First Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.
f.This First Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their duly authorized representatives, all as of the day, month and year first above written.

LANDLORD:

HORSESHOE COUNCIL BLUFFS LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
    Name: John Payne
    Title: President

HARRAH’S COUNCIL BLUFFS LLC,
A Delaware Limited Liability company

By:     /s/ John Payne
    Name: John Payne
    Title: President

HARRAH’S METROPOLIS LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

HORSESHOE SOUTHERN INDIANA LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

NEW HORSESHOE HAMMOND LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

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HORSESHOE BOSSIER CITY PROP LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

HARRAH’S BOSSIER CITY LLC,
A Louisiana Limited Liability company

By:     /s/ John Payne
Name: John Payne
Title: President

NEW HARRAH’S NORTH KANSAS CITY LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

GRAND BILOXI LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

HORSESHOE TUNICA LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

NEW TUNICA ROADHOUSE LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

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CAESARS ATLANTIC CITY LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

BALLY’S ATLANTIC CITY LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

HARRAH’S LAKE TAHOE LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

HARVEY’S LAKE TAHOE LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

HARRAH’S RENO LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

PROPCO GULFPORT LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

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VEGAS DEVELOPMENT LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

VEGAS OPERATING PROPERTY LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

MISCELLANEOUS LANDING LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

BLUEGRASS DOWNS PROPERTY OWNER LLC,
A Delaware Limited Liability Company

By:     /s/ John Payne
Name: John Payne
Title: President

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TENANT:
CEOC, LLC, a Delaware Limited Liability Company
HBR REALTY COMPANY LLC, a Nevada Limited Liability Company
HARVEYS IOWA MANAGEMENT COMPANY LLC, a Nevada Limited Liability Company
SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES LLC, an Illinois Limited Liability Company
CAESARS RIVERBOAT CASINO, LLC, an Indiana Limited Liability Company
ROMAN HOLDING COMPANY OF INDIANA, LLC, an Indiana Limited Liability Company
HORSESHOE HAMMOND, LLC, an Indiana Limited Liability Company
HARRAH’S BOSSIER CITY INVESTMENT COMPANY, L.L.C., a Louisiana Limited Liability Company
HARRAH’S NORTH KANSAS CITY LLC, a Missouri Limited Liability Company
GRAND CASINOS OF BLIOXI, LLC, a Minnesota Limited Liability Company
ROBINSON PROPERTY GROUP LLC, a Mississippi Limited Liability Company
TUNICA ROADHOUSE LLC, a Delaware Limited Liability Company
BOARDWALK REGENCY LLC, a New Jersey Limited Liability Company
CAESARS NEW JERSEY LLC, a New Jersey Limited Liability Company
BALLY’S PARK PLACE LLC, a New Jersey Limited Liability Company
HARVEYS TAHOE MANAGEMENT COMPANY LLC, a Nevada Limited Liability Company
PLAYERS BLUEGRASS DOWNS LLC, a Kentucky Limited Liability Company
CASINO COMPUTER PROGRAMMING, INC., an Indiana Corporation
HARVEYS BR MANAGEMENT COMPANY, INC., a Nevada Corporation

By:     /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

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HORSESHOE ENTERTAINMENT,
A Louisiana Limited Partnership

By:     New Gaming Capital Partnership,
a Nevada Limited Partnership, its general partner

By:     Horseshoe GP, LLC, a Nevada Limited Liability Company,
its general partner

By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

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HOLE IN THE WALL, LLC,
a Nevada Limited Liability Company

By:     CEOC, LLC, a sole member

By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

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